Organization and Operations	12 Months Ended
Dec. 31, 2013
Organization and Operations
Organization and Operations

1. Organization and Operations

The Company

        Karyopharm Therapeutics Inc., which we refer to as "Karyopharm" or the "Company", is a clinical stage pharmaceutical company that seeks to discover, develop, and commercialize drugs to treat cancer and other major diseases. It was incorporated in Delaware on December 22, 2008 and has a principal place of business in Natick, Massachusetts.

        The Company's operations to date have consisted primarily of raising capital, product research and development, and initial market development. Accordingly, the Company is considered to be in the development stage at December 31, 2013. The Company's fiscal year ends on December 31.

        The Company has not generated any revenue related to its primary business purpose to date and is subject to a number of risks similar to those of other development stage life science companies, including dependence on key individuals, competition from other companies, the need for development of commercially viable products, and the need to obtain adequate additional financing to fund the development of its product candidates. The Company is also subject to a number of risks similar to other companies in the industry, including rapid technological change, regulatory approval of products, uncertainty of market acceptance of products, competition from substitute products and larger companies, the need to obtain additional financing, compliance with government regulations, protection of proprietary technology, dependence on third parties, product liability and dependence on key individuals.

        The Company has generated an accumulated deficit of $62.6 million since inception. The Company has financed its operations primarily through private placements of its preferred stock and an initial public offering ("IPO") completed in 2013. The Company has not completed development of any product candidate and has devoted substantially all of its financial resources and efforts to research and development, including preclinical and clinical development. The Company expects to continue to incur significant expenses and increasing operating losses for at least several years.

Initial public offering

        In November 2013, the Company closed its IPO of its common stock, which resulted in the sale of 6,800,000 shares of its common stock at a public offering price of $16.00 per share. In December 2013, the Company issued 1,020,000 shares of common stock upon the exercise by the underwriters of their option to purchase additional shares at the public offering price. The Company received net proceeds from the IPO of approximately $113.2 million, after deducting underwriting discounts and expenses payable by the Company.

        In connection with preparing for the IPO, the Company's Board of Directors and stockholders approved a one-for-3.3 reverse stock split of the Company's common stock. The reverse stock split became effective in October 2013. All share and per share amounts in the consolidated financial statements and notes thereto have been retroactively adjusted for all periods presented to give effect to this reverse stock split, including reclassifying an amount equal to the reduction in par value of common stock to additional paid-in capital.

        In connection with the closing of the IPO, all of the Company's outstanding convertible preferred stock automatically converted to common stock in November 2013, resulting in an additional 19,114,241 shares of common stock of the Company becoming outstanding. The significant increase in common stock outstanding in November 2013 is expected to impact the year-over-year comparability of the Company's net loss per share calculations in future periods.